UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

Apollo Realty Income Solutions, Inc

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56656	87-2557571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc. 9 West 57th Street, 42nd Floor New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 515-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2024, the Board of Directors (the “Board”) of Apollo Realty Income Solutions, Inc. (the “Company”) appointed Benjamin Israel to the position of Chief Operating Officer of the Company, effective as of November 6, 2024.

Benjamin Israel, 37, is a Managing Director in the real estate group at Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”). Mr. Israel is responsible for sourcing and executing real estate related investment opportunities in the public and private credit markets and developing and implementing strategic growth initiatives within Apollo’s global real estate business. He currently serves on the board of directors of Petros PACE Finance as well as New Destiny Housing, a non-profit focused on providing permanent housing and services to domestic violence victims and their families. Prior to joining Apollo in 2012, Mr. Israel was a member of the Real Estate Investment Banking group at Goldman Sachs. He graduated cum laude from the College of William & Mary in 2010 with a Bachelor of Arts with double majors in Economics and Finance.

There is no arrangement or understanding between Mr. Israel and any other persons pursuant to which he was appointed as the Company’s Chief Operating Officer. There are no related person transactions involving Mr. Israel that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Israel and any director or executive officer of the Company. Mr. Israel has entered into an indemnification agreement with the Company in substantially the same form that the Company has entered into with its directors and other executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Realty Income Solutions, Inc.

Date: November 12, 2024	By:	/s/ Anastasia Mironova
Name: Anastasia Mironova
Title: Interim Chief Financial Officer, Treasurer and Secretary